UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2006

FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FF16
(Exact name of issuing entity as specified in its charter)

FINANCIAL ASSET SECURITIES CORP.
(Exact name of depositor as specified in its charter)

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
(Exact name of sponsor as specified in its charter)

Delaware	333- 130961-29	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road Greenwich, Connecticut	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool:

On November 30, 2006 a single series of certificates, entitled First Franklin Mortgage Loan Trust 2006-FF16, Asset-Backed Certificates, Series 2006-FF16 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of November 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), National City Home Loan Services, Inc. as servicer (the “Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of eighteen classes of certificates (collectively, the “Certificates”), designated as the “Class I-A1 Certificates”, “Class II-A1 Certificates”, “Class II-A2 Certificates”, “Class II-A3 Certificates”, “Class II-A4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class C Certificates”, “Class P Certificates”, Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,203,955,585 as of November 1, 2006 (the “Cut-off Date”). The Mortgage Loans were assigned to the Trust pursuant to the Mortgage Loan Purchase Agreement, dated November 16, 2006 (the “Seller Sale Agreement”) among First Franklin Financial Corporation (the “Originator”), Greenwich Capital Financial Products, Inc. (the “Seller”) and the Depositor. The Class I-A1 Certificates, Class II-A1 Certificates, Class II-A2 Certificates, Class II-A3 Certificates, Class II-A4 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the “Underwriter”), pursuant to an Underwriting Agreement, dated November 16, 2006 (the “Underwriting Agreement”), between the Depositor and the Underwriter.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Original Certificate Principal Balance	Pass-Through Rate
Class I-A1	$325,847,000.00	Variable
Class II-A1	$293,996,000.00	Variable
Class II-A2	$139,671,000.00	Variable
Class II-A3	$175,833,000.00	Variable
Class II-A4	$69,955,000.00	Variable
Class M-1	$36,721,000.00	Variable
Class M-2	$32,507,000.00	Variable
Class M-3	$19,865,000.00	Variable
Class M-4	$17,457,000.00	Variable
Class M-5	$17,457,000.00	Variable
Class M-6	$16,254,000.00	Variable
Class M-7	$13,845,000.00	Variable
Class M-8	$8,428,000.00	Variable
Class M-9	$12,040,000.00	Variable

The Certificates, other than the Class C Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, and Mortgage Loans are more particularly described in the Prospectus, dated August 10, 2006 and the Prospectus Supplement, dated November 16, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of November 16, 2006, by and between Financial Asset Securities Corp. as Depositor and Greenwich Capital Markets Inc. as Underwriter relating to the Series 2006-FF16 Certificates.

4.1
Pooling and Servicing Agreement, dated as of November 1, 2006, by and among Financial Asset Securities Corp. as Depositor, National City Home Loan Services, Inc. as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-FF16 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 15, 2006

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Pat Leo
Name: Pat Leo
Title: Vice President

Index to Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of November 16, 2006, by and between Financial Asset Securities Corp. as Depositor and Greenwich Capital Markets Inc. as Underwriter relating to the Series 2006-FF16 Certificates.

4.1
Pooling and Servicing Agreement, dated as of November 1, 2006, by and among Financial Asset Securities Corp. as Depositor, National City Home Loan Services, Inc. as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-FF16 Certificates.